UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-09305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 20, 2015, the Compensation Committee of the Board of Directors approved an amendment to the Stifel Financial Corp. Wealth Accumulation Plan 2015 Restatement that modifies certain retirement provisions and provides for additional flexibility with respect to award types.

A copy of the First Amendment to Stifel Financial Corp. Wealth Accumulation Plan 2015 Restatement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit NumberDescription of Exhibit

10.1	First Amendment to Stifel Financial Corp. Wealth Accumulation Plan 2015 Restatement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: November 20, 2015	By: /s/ James M. Zemlyak
Name:James M. Zemlyak
Title:President and Chief Financial Officer

EXHIBIT INDEX

Exhibit NumberDescription of Exhibit

10.1	First Amendment to Stifel Financial Corp. Wealth Accumulation Plan 2015 Restatement.